SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 7, 2006

WELLSTONE FILTERS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

         0-28161

           33-0619264

(Commission File Number)

(IRS Employer Identification No.)

 250 Crown Boulevard, Timberlake, North Carolina

 27583

(Address of principal executive offices)

(Zip Code)

Registrant's telephone number, including area code:  (336) 597-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 5.02.

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On September 7, 2006, Samuel Veasey resigned as the Registrant’s Chief Financial Officer for personal reasons. Mr. Veasey furnished the registrant with written correspondence concerning the circumstances surrounding his resignation. This written correspondence is set forth below.  The Registrant will provide Mr. Veasey with a copy of this Current Report on Form 8-K no later than the day of its filing with the Securities and Exchange Commission and provide him with the opportunity to provide a letter to the Registrant indicating whether he agrees or disagrees with the statements made in this paragraph.

“September 7, 2006

L.J. Hand

President, CEO

Wellstone Filters, Inc.

250 Crown Boulevard

Timberlake, NC 27583

Dear Jeremiah,

In order to pursue other interests, I am submitting my resignation effective today from Wellstone Filters, Inc. and Wellstone Tobacco Co.

Yours truly,

/s/ Sam Veasey

Samuel M. Veasey”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  September 8, 2006

WELLSTONE FILTERS, INC

By: /s/ Learned J. Hand

Learned J. Hand

Chief Executive Officer